EXHIBIT 99.1

News Release

Contact: Corporate Communications

Houston: 713.324.5080

Email: corpcomm@coair.com

News archive: continental.com/news/ Address: P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS

OPERATIONAL PERFORMANCE FOR AUGUST 2003

HOUSTON, Sept. 2, 2003 - Continental Airlines (NYSE: CAL) today reported a record August systemwide mainline load factor of 82.2 percent for August 2003, 3.1 points above last year's August load factor. In addition, the airline had a record August domestic mainline load factor of 82.2 percent, 3.6 points above August 2002, and an international mainline load factor of 82.3 percent, 2.5 points above August 2002.

During the month, Continental recorded a U.S. Department of Transportation on-time arrival rate of 79.8 percent and a systemwide completion factor of 99.7 percent for its mainline operations. Continental maintained strong reliability during the blackout, canceling only 30 flights for a 97.5 percent completion factor on Thursday, Aug. 14, and canceling only 15 flights for a 98.9 percent completion factor on Friday, Aug. 15.

"These operational results are outstanding by any standard, but our employees deserve special recognition for this performance in light of the massive power outages experienced in the northeastern United States and southeastern Canada last month," said President and COO Larry Kellner. "Our employees responded decisively to the power outages to keep Continental flying during the disruption and minimize the impact for our customers," said Kellner.

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OPERATIONAL PERFORMANCE FOR AUGUST 2003/Page 2

In August 2003, Continental flew 5.9 billion mainline revenue passenger miles (RPMs) and 7.1 billion mainline available seat miles (ASMs) systemwide, resulting in a traffic increase of 1.7 percent and a capacity decrease of 2.3 percent as compared to August 2002. Domestic mainline traffic was 3.5 billion RPMs in August 2003, up 1.9 percent from August 2002, and domestic mainline capacity was 4.2 billion ASMs, down 2.5 percent from August 2002.

Systemwide August 2003 mainline passenger revenue per available seat mile

(RASM) is estimated to have increased between 4 and 5 percent compared to August 2002. For July 2003, systemwide mainline passenger RASM increased 4.8 percent as compared to July 2002.

Continental's regional operations (Continental Express) set a record August load factor of 70.7 percent for the month, 4.3 points above last year's August load factor. Regional RPMs were 536.3 million and regional ASMs were 758.5 million in August 2003, resulting in a traffic increase of 46.3 percent and a capacity increase of 37.4 percent versus August 2002.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company's current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company's 2002 10-K and its other securities filings, which identify important matters such as terrorist attacks, domestic and international economic conditions, the significant cost of aircraft fuel, labor costs, competition, regulatory matters and industry conditions, including the demand for air travel, the airline pricing environment and industry capacity decisions. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release.

OPERATIONAL PERFORMANCE FOR AUGUST 2003/Page 3

PRELIMINARY TRAFFIC RESULTS
AUGUST	2003	2002	Change
REVENUE PASSENGER MILES (000)
Domestic	3,491,835	3,425,357	1.9 Percent

International	2,362,036	2,333,339	1.2 Percent
Transatlantic	1,118,736	1,103,642	1.4 Percent
Latin America	762,357	714,380	6.7 Percent
Pacific	480,944	515,317	(6.7) Percent

Mainline	5,853,871	5,758,696	1.7 Percent

Regional	536,251	366,568	46.3 Percent

AVAILABLE SEAT MILES (000)
Domestic	4,249,634	4,358,739	(2.5) Percent

International	2,868,608	2,923,543	(1.9) Percent
Transatlantic	1,303,857	1,333,198	(2.2) Percent
Latin America	928,334	932,302	(0.4) Percent
Pacific	636,417	658,043	(3.3) Percent

Mainline	7,118,242	7,282,282	(2.3) Percent

Regional	758,480	551,865	37.4 Percent

PASSENGER LOAD FACTOR
Domestic	82.2 Percent	78.6 Percent	3.6 Points

International	82.3 Percent	79.8 Percent	2.5 Points
Transatlantic	85.8 Percent	82.8 Percent	3.0 Points
Latin America	82.1 Percent	76.6 Percent	5.5 Points
Pacific	75.6 Percent	78.3 Percent	(2.7) Points

Mainline	82.2 Percent	79.1 Percent	3.1 Points

Regional	70.7 Percent	66.4 Percent	4.3 Points

CARGO REVENUE TON MILES (000)
Total	73,128	76,599	(4.5) Percent

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OPERATIONAL PERFORMANCE FOR AUGUST 2003/Page 4
YEAR-TO-DATE	2003	2002	Change
REVENUE PASSENGER MILES (000)
Domestic	24,505,218	24,850,301	(1.4) Percent

International	15,317,535	16,129,981	(5.0) Percent
Transatlantic	6,914,839	7,130,375	(3.0) Percent
Latin America	5,447,516	5,355,733	1.7 Percent
Pacific	2,955,180	3,643,873	(18.9) Percent

Mainline	39,822,753	40,980,282	(2.8) Percent

Regional	3,655,937	2,567,220	42.4 Percent

AVAILABLE SEAT MILES (000)
Domestic	31,725,669	32,962,873	(3.8) Percent

International	20,765,562	21,021,609	(1.2) Percent
Transatlantic	9,104,469	9,018,338	1.0 Percent
Latin America	7,245,028	7,237,254	0.1 Percent
Pacific	4,416,065	4,766,017	(7.3) Percent

Mainline	52,491,231	53,984,482	(2.8) Percent

Regional	5,385,731	4,046,647	33.1 Percent

PASSENGER LOAD FACTOR
Domestic	77.2 Percent	75.4 Percent	1.8 Points

International	73.8 Percent	76.7 Percent	(2.9) Points
Transatlantic	75.9 Percent	79.1 Percent	(3.2) Points
Latin America	75.2 Percent	74.0 Percent	1.2 Points
Pacific	66.9 Percent	76.5 Percent	(9.6) Points

Mainline	75.9 Percent	75.9 Percent	- Points

Regional	67.9 Percent	63.4 Percent	4.5 Points

CARGO REVENUE TON MILES (000)
Total	607,100	587,701	3.3 Percent

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OPERATIONAL PERFORMANCE FOR AUGUST 2003/Page 5

PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS

AUGUST	2003	2002	Change
On-Time Performance[1]	79.8%	83.3%	(3.5) Points

Completion Factor[2]	99.7%	99.9%	(0.2) Points

YEAR-TO-DATE	2003	2002	Change
On-Time Performance[1]	82.8%	84.6%	(1.8) Points

Completion Factor[2]	99.4%	99.8%	(0.4) Points

July 2003 consolidated breakeven load factor[3]			76.4 Percent

August 2003 estimated year-over-year RASM change			4-5 Percent

August 2003 estimated average price per gallon of fuel, excluding fuel taxes			82 Cents

August 2003 estimated consolidated breakeven load factor[3]			74 Percent

August 2003 actual consolidated load factor[4]			81.1 Percent

September 2003 estimated consolidated breakeven load factor[3]			78 Percent

YEAR-OVER-YEAR RASM[5]	2002 vs. 2001	2002 vs. 2000
May	(6.3) Percent	(15.1) Percent
June	(5.5) Percent	(15.5) Percent
July	(4.0) Percent	(13.5) Percent
August	(2.7) Percent	(15.2) Percent
September	10.8 Percent	(17.6) Percent
October	9.3 Percent	(15.7) Percent
November	(1.7) Percent	(18.4) Percent
December	10.1 Percent	(5.7) Percent
	2003 vs. 2002	2003 vs. 2001
January	3.6 Percent	(10.9) Percent
February	(0.4) Percent	(11.3) Percent
March	(11.8) Percent	(17.4) Percent
April	(1.1) Percent	(11.3) Percent
May	2.0 Percent	(4.4) Percent
June	0.4 Percent	(5.1) Percent
July	4.8 Percent	0.6 Percent
August (estimated)	4-5 Percent	1-2 Percent

1 Department of Transportation Arrivals within 14 minutes

2 System Mileage Completion Percentage

3 Consolidated load factor (including Continental Airlines and Continental Express) needed to break even on a consolidated net income basis. Actual consolidated breakeven load factor may vary significantly from estimates depending on actual passenger revenue yields,

fuel price and other factors. Month-to-date consolidated load factor information can be found on Continental's website at

continental.com in the Investor Relations-Financial/Traffic Releases section.

4 Includes Continental Airlines and Continental Express

5 CAL has been releasing RASM data since May 2001

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